UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K/A
Amendment No. 1 to Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2015

SHIRE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	0-29630	98-0601486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin 24, Republic of Ireland (Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 429 7700

(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Shire plc (“Shire”) hereby amends the Current Report on Form 8-K filed by Shire on February 25, 2015 in order to include the historical consolidated financial statements of NPS Pharmaceuticals Inc. and its subsidiaries (“NPS Pharma”) that are required by Item 9.01(a) of Form 8-K and the pro forma financial information that is required by Item 9.01(b) of Form 8-K.  Except as described above and below, all other information in Shire’s Form 8-K filed on February 25, 2015 remains unchanged.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated balance sheets of NPS Pharma as of December 31, 2014 and 2013, and the audited consolidated statements of income, comprehensive income, stockholders’ equity and cash flows for each of the years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the notes related thereto, are herein incorporated by reference to Item 8 of NPS Pharma’s Annual Report on Form 10-K for the year ended December 31, 2014, filed by NPS Pharma with the Securities and Exchange Commission on February 18, 2015.

(b)	Pro Forma Financial Information

Shire and NPS Pharma’s unaudited pro forma condensed consolidated financial information as of and for the year ended December 31, 2014, is filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits

The following exhibits are filed as part of the current report:

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm to NPS Pharmaceuticals Inc.

99.2	Shire and NPS Pharma’s unaudited pro forma condensed consolidated financial information as of and for the year ended December 31, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shire plc

By:	/s/ J Poulton
	Name:	Jeff Poulton
	Title:	Chief Financial Officer

Date: May 1, 2015

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm to NPS Pharmaceuticals Inc.

99.2	Shire and NPS Pharma’s unaudited pro forma condensed consolidated financial information as of and for the year ended December 31, 2014